SPECIA
L
EQUITI
ES
PORTF
OLIO

AMEND
MENT
TO
AGREE
MENT
AND
DECLA
RATION
OF
TRUST



AMEND
MENT
effective
Novemb
er 14,
2011,
made to
the
Agreem
ent and
Declarat
ion of
Trust
dated
Decemb
er 14,
2009, as
amende
d,
(hereina
fter
called
the
"Declara
tion") of
Special
Equities
Portfolio,
a
Massac
husetts
busines
s trust
(hereina
fter
called
the
"Trust"),
by at
least a
majority
of the
Trustees
of the
Trust in
office on
Novemb
er 14,
2011.
This
amendm
ent
superse
des and
replaces
in its
entirety
the
amendm
ent to
the
Declarat
ion
execute
d on
Decemb
er 21,
2011.


WHERE
AS,
Section
10.4 of
Article X
of the
Declarat
ion
empowe
rs the
Trustees
of the
Trust to
amend
the
Declarat
ion
without
the vote
or
consent
of
Shareho
lders;


NOW,
THERE
FORE,
at least
a
majority
of the
duly
elected
and
qualified
Trustees
do
hereby
amend
the
Declarat
ion in
the
followin
g
manner:

1.	A
r
t
i
c
l
e

X

S
e
c
t
i
o
n

1
0
..
2

o
f

t
h
e

D
e
c
l
a
r
a
t
i
o
n

i
s

h
e
r
e
b
y

a
m
e
n
d
e
d

a
n
d

r
e
s
t
a
t
e
d

i
n

i
t
s

e
n
t
i
r
e
t
y

t
o

r
e
a
d

a
s

f
o
l
l
o
w
s
:

ARTICL
E X


1
0
..
2
..

T
e
r
m
i
n
a
t
i
o
n
..




(a)	The Trust may be terminated (i) by
the affirmative vote of Holders of not
less than two-thirds of all Shares at
any meeting of Holders or by an instrument in writing without a meeting consented to by Holders of not less than two-thirds of all Shares, or (ii) by the approval of a majority of the Trustees then in office to be followed by written notice to the Holders.
Upon
any
such
terminati
on,

	(i) the Trust shall carry
on no business except for the purpose
of winding up its affairs;

	(ii) the Trustees shall
proceed to wind up the affairs of
the Trust and all of the powers of
the Trustees under this Declaration
shall continue until the affairs of
the Trust have been wound up, including
the power to fulfill or discharge the
contracts of the Trust, collect the assets of the Trust, sell, convey, assign, exchange or otherwise dispose of all or any part of the Trust Property to one o r

m
o
r
e

P
e
r
s
o
n
s

a
t

p
u
b
l
i
c

o
r

p
r
i
v
a
t
e

s
a
l
e

f
o
r

c
o
n
s
i
d
e
r
a
t
i
o
n

w
h
i
c
h

m
a
y

c
o
n
s
i
s
t

i
n

w
h
o
l
e

o
r

i
n

p
a
r
t

o
f

c
a
s
h
,

s
e
c
u
r
i
t
i
e
s

o
r

o
t
h
e
r

p
r
o
p
e
r
t
y

o
f

a
n
y

k
i
n
d
,

d
i
s
c
h
a
r
g
e

o
r

p
a
y

t
h
e

l
i
a
b
i
l
i
t
i
e
s

o
f

t
h
e

T
r
u
s
t
,

a
n
d

d
o

a
l
l

o
t
h
e
r

a
c
t
s

a
p
p
r
o
p
r
i
a
t
e

t
o

l
i
q
u
i
d
a
t
e

t
h
e

b
u
s
i
n
e
s
s

o
f

t
h
e

T
r
u
s
t
;

p
r
o
v
i
d
e
d

t
h
a
t

a
n
y

s
a
l
e
,

c
o
n
v
e
y
a
n
c
e
,

a
s
s
i
g
n
m
e
n
t
,

e
x
c
h
a
n
g
e

o
r

o
t
h
e
r

d
i
s
p
o
s
i
t
i
o
n

o
f

a
l
l

o
r

s
u
b
s
t
a
n
t
i
a
l
l
y

a
l
l

t
h
e

T
r
u
s
t

P
r
o
p
e
r
t
y

s
h
a
l
l

r
e
q
u
i
r
e

a
p
p
r
o
v
a
l

o
f

t
h
e

p
r
i
n
c
i
p
a
l

t
e
r
m
s

o
f

t
h
e

t
r
a
n
s
a
c
t
i
o
n

a
n
d

t
h
e

n
a
t
u
r
e

a
n
d

a
m
o
u
n
t

o
f

t
h
e

c
o
n
s
i
d
e
r
a
t
i
o
n

b
y

t
h
e

v
o
t
e

o
f

H
o
l
d
e
r
s

h
o
l
d
i
n
g

m
o
r
e

t
h
a
n

5
0
%

o
f

a
l
l

S
h
a
r
e
s
;

a
n
d

	(iii) after paying or
adequately providing for the
 payment of all liabilities,
and upon receipt of such releases,
indemnities and refunding agreements
 as they deem necessary for their
protection, the Trustees shall
distribute the remaining Trust
Property, in cash or in kind or
partly each, among the Holders
according to their respective
rights as set forth in the procedures
established
p
u
r
s
u
a
n
t

t
o

S
e
c
t
i
o
n

8
..
2

h
e
r
e
o
f
..
	(b)	Upon termination
of the Trust and distribution to
the Holders as herein provided, a
Trustee or an officer of the Trust
shall execute and file with the records
 of the Trust an instrument in writing
 setting forth the fact of such
termination and distribution.
 Upon termination of the Trust,
the Trustees shall thereupon be
discharged from all further liabilities
and duties
hereund
er, and
the
rights
and
interests
of all
Holders
shall
thereup
on
cease.



(c)

After
terminati
on of the
Trust,
and
distributi
on to the
Holders
as
herein
provided
, a
Trustee
or an
officer of
the Trust
shall
execute
and
lodge
among
the
records
of the
Trust
and file
with the
Massac
husetts
Secretar
y of
State an
instrume
nt and a
certificat
e (which
may be
part of
such
instrume
nt) in
writing
setting
forth the
fact of
such
terminati
on and
that it
has
been
duly
adopted
by the
Trustees
, and the
Trustees
shall
thereup
on be
discharg
ed from
all
further
liabilities
and
duties
with
respect
to the
Trust,
and
rights
and
interests
of all
Holders
of the
Trust.


*      *
*      *
*


IN
WITNES
S
WHERE
OF, the
undersig
ned
certifies
this
amendm
ent has
been
duly
adopted
at a
meeting
of the
Board of
Trustees
held on
Novemb
er 14,
2011.
Signed
this 25th
day of
January,
2012.

/s/
Mauree
n A.
Gemma
Mauree
n A.
Gemma
Secretar
y to the
Trust
20